AMENDMENT NO. 2 TO WARNER BROS. DISCOVERY, INC. 2011 EMPLOYEE STOCK PURCHASE PLAN This Amendment No. 2 (this “Amendment”) to the Warner Bros. Discovery, Inc. 2011 Employee Stock Purchase Plan (the “Plan”), is effective as of June 2, 2025, by action of the Board of Directors (the “Board”) of Warner Bros. Discovery, Inc., a Delaware corporation (the “Company”). 1. The first paragraph of the Plan is amended by deleting the second sentence of the first paragraph in its entirety and replacing it with the following new sentence: “The maximum number of shares of Common Stock available for purchase under the Plan on or after June 2, 2025 is 27,568,638, subject to any adjustment under Section 15 hereof, as determined by the Compensation Committee (the “Committee”) of the Company's Board of Directors (the “Board”) or the Board.” 2. Except as expressly amended hereby, the remaining provisions of the Plan shall continue in full force and effect, without any waiver, amendment or modification of any provision thereof. I hereby certify that the foregoing Amendment was duly adopted by the Board on March 31, 2025 and approved by the stockholders of the Company at a meeting held on June 2, 2025. Dated: June 2, 2025 WARNER BROS. DISCOVERY, INC. By: /s/ Tara L. Smith Name: Tara L. Smith Title: Executive Vice President and Corporate Secretary